UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 21, 2026

AEBI SCHMIDT HOLDING AG

(Exact Name of Registrant as Specified in Its Charter)

Switzerland	001-42663	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Schulstrasse 4 Frauenfeld, Switzerland	CH-8500
(Address of Principal Executive Offices)	(Zip Code)

+41 44-308-5800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AEBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405  of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Pursuant to Item 5.07(d) of Form 8-K, Aebi Schmidt Holding AG (the “Company”) is filing this Amendment No. 1 (this “Amendment”) to its Current Report on Form 8-K originally filed on May 21, 2026 (the “Initial Form 8-K”). The Initial Form 8-K reported the voting results from the Company’s Annual General Meeting of Shareholders held on May 21, 2026 (the “Annual Meeting”). The sole purpose of this Amendment is to update the disclosure under “Item 5.07 Submission of Matters to a Vote of Security Holders” to disclose the Company’s determination as to the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Initial Form 8-K.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting, the Company’s shareholders voted, on a non-binding advisory basis, on the frequency of future non-binding advisory votes to approve the compensation of the Company’s named executive officers (the “Say-on-Frequency Proposal”). As reported in the Initial Form 8-K, the option of “1 Year” received the highest number of votes cast by shareholders on the Say-on-Frequency Proposal. Based on the results of the non-binding advisory vote on the Say-on-Frequency Proposal, and consistent with the Board of Directors’ (the “Board”) recommendation, the Board has determined that the Company will hold a non-binding advisory vote on the compensation of the Company’s named executive officers every year until the next required shareholder vote on the frequency of non-binding advisory votes on the compensation of the Company’s named executive officers, which is required to occur no later than the Company’s annual meeting of shareholders in 2032.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEBI SCHMIDT HOLDING AG

Date: September 25, 2026	By:	/s/ Barend Fruithof
	Name:	Barend Fruithof
	Title:	Group CEO

Date: September 25, 2026	By:	/s/ Marco Portmann
	Name:	Marco Portmann
	Title:	Group CFO